SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

DWS Capital Growth Fund
DWS Communications Fund
DWS Core Equity Fund
DWS CROCI® Equity Dividend Fund
DWS CROCI® International Fund
DWS CROCI® U.S. Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Emerging Markets Fixed Income Fund
DWS Enhanced Commodity Strategy Fund
DWS Equity 500 Index Fund
DWS European Equity Fund
DWS Fixed Income Opportunities Fund
DWS Floating Rate Fund
DWS Global High Income Fund
DWS Global Income Builder Fund
DWS Global Macro Fund
DWS Global Small Cap Fund
DWS GNMA Fund
DWS Health and Wellness Fund
DWS High Income Fund
DWS Intermediate Tax-Free Fund
DWS International Growth Fund
DWS Large Cap Focus Growth Fund
DWS Latin America Equity Fund
DWS Managed Municipal Bond Fund
DWS Mid Cap Value Fund
DWS Multisector Income Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF MLP & Energy Infrastructure Fund
DWS RREEF Real Assets Fund
DWS RREEF Real Estate Securities Fund
DWS Science and Technology Fund
DWS Short Duration Fund
DWS Short Duration High Income Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Strategic High Yield Tax-Free Fund
DWS Total Return Bond Fund
DWS U.S. Multi-Factor Fund
DWS World Dividend Fund

The following disclosure replaces in its entirety the information in the “Investment Minimum” sub-section for Institutional Class Shares under the “CHOOSING A SHARE CLASS” sub-heading under the “INVESTING IN THE FUND(S)” section of each fund’s prospectus.
Investment Minimum
The minimum initial investment is waived for:
■	Investment advisory affiliates of Deutsche Bank Securities, Inc. or DWS funds purchasing shares for the accounts of their investment advisory clients.
■	Employee benefit plans that transact through omnibus recordkeepers or that have assets of at least $50 million.
■	Clients of the private banking division of Deutsche Bank AG.
■	Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.
■	A current or former director or trustee of the DWS funds.
■	An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS funds or a broker-dealer authorized to sell shares of the funds.
■	Registered investment advisors that invest client assets in the fund through an omnibus account on a trading platform approved by the Advisor, provided the aggregate assets of such omnibus account meets or, in the Advisor’s judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.
■	Employee benefit plan platforms approved by the Advisor that invest in a fund through an omnibus account that meets or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.
■	Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.
■	For DWS Capital Growth Fund and DWS CROCI® Equity Dividend Fund: Shareholders with existing Institutional Class accounts prior to July 23, 2007 who purchased shares through certain broker-dealers authorized to sell fund shares.
Each fund reserves the right to modify the above eligibility requirements and investment minimum requirements at any time. In addition, each fund, in its discretion, may waive the minimum initial investment for a specific employee benefit plan (or family of plans) whose aggregate investment in Institutional Class shares of a fund equals or exceeds the minimum initial investment amount but where an individual plan account or program may not on its own meet such minimum amount.
Please Retain This Supplement for Future Reference

December 6, 2018
PROSTKR-1094